UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 14, 2021

(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NY	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	PAYX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)The Annual Meeting of Stockholders was held on October 14, 2021.

(b)There were present at the meeting, either in person or by proxy, holders of 318,012,217 shares of common stock entitled to vote. Stockholders elected the ten nominees, constituting our entire Board of Directors, to hold office until the next Annual Meeting of Stockholders in 2021; approved the advisory vote on named executive officer compensation; and ratified the selection of our independent registered public accounting firm.

Results of stockholder voting are as follows:

				Broker
Election of Directors	For	Against	Abstain	Non-Votes
B. Thomas Golisano	272,190,760	9,617,888	383,567	35,820,002
Thomas F. Bonadio	277,503,936	4,258,933	429,346	35,820,002
Joseph G. Doody	276,461,236	5,282,625	448,354	35,820,002
David J.S. Flaschen	253,811,671	27,940,961	439,583	35,820,002
Pamela A. Joseph	272,488,965	9,352,079	351,171	35,820,002
Martin Mucci	278,125,477	3,721,196	345,542	35,820,002
Kevin A. Price	281,133,785	591,340	467,090	35,820,002
Joseph M. Tucci	251,274,262	30,470,330	447,623	35,820,002
Joseph M. Velli	265,504,716	16,249,254	438,245	35,820,002
Kara Wilson	277,768,979	4,070,553	352,683	35,820,002

Advisory Vote to Approve Named Executive				Broker
Officer Compensation	For	Against	Abstain	Non-Votes
	190,219,035	90,857,662	1,115,518	35,820,002

Ratification of Selection of PriceWaterhouseCoopers LLP
as the Company's Independent Registered Public
Accounting Firm	For	Against	Abstain
	316,486,354	1,034,838	491,025

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

Exhibit number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date:	October 15, 2021	/s/ Martin Mucci
Martin Mucci
President and Chief Executive Officer

Date:	October 15, 2021	/s/ Efrain Rivera
Efrain Rivera
Senior Vice President, Chief Financial Officer, and Treasurer